UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 27, 2018
Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 McInnis Parkway
San Rafael, California 94903
(Address of principal executive offices, including zip code)

(415) 507-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.

On June 27, 2018, Autodesk, Inc. (“Autodesk”), Citibank, N.A., as administrative agent (“Agent”), and the lenders party thereto entered into Letter Amendment No. 2 (the “Amendment”) to the Amended and Restated Credit Agreement, dated as of May 29, 2015, by and among Autodesk, the lenders from time to time party thereto and Agent, as amended by Letter Amendment No. 1 dated as of April 26, 2017 (as amended, the “Credit Agreement”). The terms of the Credit Agreement were described in, and the Credit Agreement was attached to, Autodesk’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2015 and Autodesk’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2017.

The Amendment amends the Credit Agreement to, among other matters:

(i)
provide that the minimum interest coverage ratio will not apply for the fiscal quarters ending July 31, 2018 and October 31, 2018; and provide further that a minimum interest coverage ratio of 2.50 to 1.00 will apply for the fiscal quarter ending January 31, 2019 and 3.00 to 1.00 for the fiscal quarter ending April 30, 2019 and thereafter; and

(ii)
extend the application of the fixed charge coverage ratio of greater than 1.00 to 1.00 through the fiscal quarter ended October 31, 2018. The fixed charge coverage ratio is calculated based on the ratio of (a) the sum of 100% of domestic cash plus 65% of foreign cash to (b) specified charges including consolidated interest expense and income taxes payable by Autodesk and its subsidiaries.

Citibank and the lender parties to the Credit Agreement and the Amendment, and certain of their respective affiliates, have provided, and in the future may provide, financial, banking and related services to Autodesk. These parties have received, and in the future may receive, compensation from Autodesk for these services.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1
Letter Amendment No. 2 dated as of June 27, 2018 to the Amended and Restated Credit Agreement, dated as of May 29, 2015 by and among Autodesk, Inc., the lenders from time to time party thereto and Citibank, N.A. as agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By:	/s/ Pascal W. Di Fronzo
Pascal W. Di Fronzo SVP, Corporate Affairs, Chief Legal Officer and Secretary

Date: June 29, 2018